UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2005

ACTIVANT SOLUTIONS INC.

(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-49389 (Commission file number)	94-2160013 (I.R.S. employer identification no.)

804 Las Cimas Parkway Austin, Texas (Address of principal executive offices)	78746 (Zip Code)

Registrant’s telephone number, including area code: (512) 328-2300

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      On February 25, 2005, Activant Solutions Inc. (the “Company”) issued a press release announcing its intention to offer $120 million of floating rate senior notes due 2010 (the “Notes Offering”) in a transaction that is exempt from the registration requirements of the Securities Act of 1933. A copy of the press release is attached to this report as Exhibit 99.1.

      The proceeds of the Notes Offering together with cash on hand will be used to fund the total consideration that will be paid in connection with the Company’s previously announced offer to purchase all of the issued and outstanding shares of common stock of Speedware Corporation Inc. (“Speedware”) by the Company’s wholly-owned Canadian subsidiary, Activant Solutions Acquisitionco Ltd, and to pay transaction fees and expenses related thereto. In connection with the Notes Offering, the Company prepared a preliminary offering memorandum that contained (i) unaudited pro forma condensed combined financial information for the twelve months ended December 31, 2004, the three months ended December 31, 2004 and the twelve months ended September 30, 2004 that gives effect to the acquisition of Speedware and the Notes Offering, (ii) audited historical financial statements of Speedware for the fiscal year ended September 30, 2004 and (iii) unaudited historical financial statements of Speedware for the three months ended December 31, 2004. These pro forma and historical financial statements are attached to this report as Exhibits 99.2, 99.3 and 99.4, respectively.

      The Company expressly disclaims any obligation or undertaking to update or revise the financial information to reflect any changes in events or circumstances or in the Company’s expectations or results. Statements and financial information contained in this current report on Form 8-K, including the exhibits attached hereto, regarding Speedware are based upon data provided to the Company by management of Speedware. For additional information on Speedware, please see its public filings at www.sedar.com.

      The information contained in Items 7.01 and 9.01 are furnished in accordance with Regulation FD and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information contained in Items 7.01 and 9.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated February 25, 2005

99.2	Unaudited Pro Forma Financial Information

99.3	Audited Historical Financial Statements of Speedware Corporation Inc. for the year ended September 30, 2004.

99.4	Unaudited Historical Financial Statements of Speedware Corporation Inc. for the three months ended December 31, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVANT SOLUTIONS INC.
Date: February 25, 2005	By:	/s/ Greg Petersen
	Name:	Greg Petersen
	Title:	Senior Vice President and Chief Financial Officer